The Board of Directors
of the Governor Funds:


In planning and performing our
audit of the financial
statements of the Governor Funds
 (the Funds) for the
year ended June 30, 1999, we
considered their internal
control, including control
activities for safeguarding
securities, in order to determine
 our auditing procedures
for the purpose of expressing our
 opinion on the financial
statements and to comply with the
 requirements of Form
N-SAR, not to provide assurance
 on internal control.

The management of the Funds
 is responsible for
establishing and maintaining
 internal control.  In
fulfilling this responsibility,
 estimates and judgments
by management are required to
assess the expected benefits
and related costs of controls.
 Generally, controls that
are relevant to an audit pertain
 to the entity's objective
of preparing financial statements
 for external purposes
that are fairly presented in
conformity with generally
accepted accounting principles.
  Those controls include
the safeguarding of assets
against unauthorized
acquisition, use, or disposition.

Because of inherent limitations
in any internal control,
error or fraud may occur and
 not be detected.  Also,
projection of any evaluation
 of internal control to future
periods is subject to the
risk that it may become
inadequate because of changes
 in conditions or that
the effectiveness of
the design and operation
may deteriorate.

Our consideration of internal
 control would not
necessarily disclose all
matters in internal control
that might be material
weaknesses under standards
established by the American
Institute of Certified
Public Accountants.  A
material weakness is a condition
in which the design or
operation of one or more internal
control components does not
 reduce to a relatively low
level the risk that misstatements
 caused by error or
fraud in amounts that would
be material in relation to
the financial statements
being audited may occur and
not be detected within a
timely period by employees in
the normal course of performing
 their assigned functions.
However, we noted no matters
involving internal control
and its operation, including
 controls for safeguarding
securities, that we consider
 to be material weaknesses
as defined above as of June 30, 1999.

This report is intended solely
 for the information and
use of management, the Board
 of Trustees of the Funds,
and the Securities and Exchange
 Commission and is not
intended to be and should not
be used by anyone other
than these specified parties.

KPMG LLP

Columbus, Ohio
August 13, 1999